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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934


                                November 1, 2004
                         -------------------------------
                        (Date of earliest event reported)



                              TB WOOD'S CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                     1-14182                  25-1771145
------------------------           ----------            -------------------
(State of incorporation)           Commission              (IRS Employer
                                   File Number           Identification No.)

            440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA          17201
            ----------------------------------------        ----------
            (Address of principal executive office)         (Zip Code)


                                  717-264-7161
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE

On November 1, 2004 the Company conducted its third quarter, 2004 financial results conference call. The full text of the conference call is furnished as
Exhibit 99.1 hereto. All of the information furnished in this report and the accompanying exhibit shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        99.1   Transcript of November 1, 2004 financial results conference call.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD'S CORPORATION

By /s/ Joseph C. Horvath
-------------------------
Vice President-Finance
(Principal Financial and Accounting Officer)

Date: November 16, 2004


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                                  EXHIBIT INDEX

 Exhibit No.                    Description
------------                    -----------
Exhibit 99.1  Transcript of November 1, 2004, financial results conference call.